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                       HILLIARD LYONS GROWTH FUND, INC.
                         Prospectus dated May 1, 2001
                         Supplement dated July 2, 2001


The Prospectus of Hilliard Lyons Growth Fund, Inc. dated May 1, 2001 is hereby amended as follows:

1. The third bullet point under the paragraph entitled "Principal Investment Risks" on page 3 of the Fund's Prospectus is hereby amended to read as follows:

     . because small companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular small companies. In addition, small company stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

2. The following is hereby added under the paragraph entitled "Principal Investment Risks" on page 3 of the Fund's Prospectus:

     . the Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objectives. It is possible, however, that these evaluations will prove to be inaccurate.

3. The Fund's average annual returns bar chart on page 4 of the Fund's Prospectus is hereby amended to include the average annual return for 1993 which was 4.13%.

4. The Average Annual Total Returns table on page 5 is hereby amended to read as follows:

                         Average Annual Total Returns
                         ----------------------------

     This table measures risk by showing how the Fund's performance compares with a broad-based market indice that the Fund's management believes is an applicable benchmark for the Fund. The S&P 500 Annual Returns, and the Fund's average annual returns are shown for one- and five-year periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus) and since inception for the Class A Shares (January 6, 1992) and Class B Shares (April 20, 1998). Remember that the past performance of the Fund is not indicative of its future performance.